UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

(Address of principal executive offices)
500 E. Shore Drive, Suite 120 Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 2.02 Results of Operations and Financial Condition.*

On March 13, 2018,  PetIQ, Inc. (“the Company”) issued a press release announcing certain financial results for its full year and fiscal quarter ended December 31, 2017, as well as certain operating and financial guidance for 2018. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On March 13, 2018, the Company issued a press release announcing its partnership with Walmart to open 20 veterinary clinics in Walmart locations within the next 90 days, marking the beginning of the Company’s plan to expand veterinary services to leading retailers following its acquisition of VIP Petcare in January 2018. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1*	Press Release dated March 13, 2018 announcing results for the fourth quarter and full year ended December 31, 2017.
99.2*	Press Release dated March 13, 2018 announcing retail clinic expansion and PetIQ strategy update.

*The information furnished under Items 2.02 and 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: March 13, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer